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                                  EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

M.B.A. Holdings, Inc.
Scottsdale, Arizona

As independent public accountants, we hereby consent to the incorporation by reference in the S-8 registration statement of our report dated January 16, 2004, included in the Company's Form 10-K for the year ended October 31, 2003, and to all references to our firm included in this registration statement.



                             /s/Semple & Cooper, LLP
                             ------------------------
                             Semple & Cooper, LLP



Phoenix, Arizona
April 12, 2004



                                  End of Filing